UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Event Requiring Report: September 12, 2001




                                AXIA GROUP, INC.
                    -----------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


              I-9418                                   87-0509512
        -----------------                      ------------------------
    (Commission File Number)            (IRS Employer Identification Number)


                                     NEVADA
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
  -----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.           Changes in Registrant's Certifying Accountant

On September 11, 2001 Mantyla McReynolds of Salt Lake City ("Mantyla"), the principal accountant engaged to audit the Company's financial statements informed Axia Group, Inc. (the "Company") that it was resigning from that position effective immediately.

The audit reports of Mantyla on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal year ending December 31, 2000, and the subsequent interim periods through June 30, 2001, and up to September 11, 2001, the date of Mantyla's resignation, the Company had no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mantyla to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

The Company provided Mantyla with a copy of this report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with a letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that letter dated September 17, 2001 is filed as Exhibit 16(i) to this Form 8-K.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT   PAGE
NO.       NO.   DESCRIPTION

16(i)     *     Resignation letter from Mantyla McReynolds dated September 12,
                2001.

16(ii)    *     Letter from Mantyla McReynolds stating that it has reviewed the
                Form 8-K and has no objection to the statements made within it.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2001

                                     Axia Group, Inc.


                                           /s/ Richard D. Surber
                                     By:_________________________
                                          Richard D. Surber, President

                                (Letterhead of)
                              Mantyla Mc Reyonlds
                         5872 South 900 East Suite 250
                           Salt Lake City, Utah 84121


September 11, 2001


Richard Surber
Axia Group, Inc.
268 West 400 South Suite 300
Salt Lake City, Utah 84101

Dear Mr. Surber,

This will constitute formal notification of our resignation as auditors of Axia Group, Inc., effective immediately. Please be advised that you have a Form 8K filing responsibility in conjunction wiht this resignation. We suggest that you consult your legal counsel concerning this.


Sincerely,

Mantyla Mc Reyonlds

Kim G. Mc Reyonlds
-------------------------------
Kim G. Mc Reyonlds, CPA

                                 (Letterhead of)
                              Mantyla Mc Reyonlds
                         5872 South 900 East Suite 250
                           Salt Lake City, Utah 84121


September 17, 2001


Securities and Exchange Commission
450 West Fifth Street N.W.
Washington DC 20549


Ladies and Gentlemen:

We have read Item 4 of Axia Group, Inc.'s Form 8-K dated September 17, 2001, and are in agreement with the statements contained therein regarding our resignation as auditors.


Very Truly Yours,

Mantyla Mc Reyonlds

/s/ Mantyla Mc Reyonlds
-------------------------------